KemPharm

Fourth Quarter and Year End 2020 Results

March 11, 2021

Cautionary Note Regarding Presentation Information

This presentation may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation KemPharm's proposed development and commercial timelines, and can be identified by the use of words such as "may," "will," "expect," "project," "estimate," "anticipate," "plan," "believe," "potential," "should," "continue" or the negative versions of those words or other comparable words. Forward-looking statements are not guarantees of future actions or performance. These forward-looking statements, including statements about the commercial launch of AZSTARYS™, including the timing of launch, the regulatory milestone payment, and the potential clinical benefits of AZSTARYS. These forward-looking statements are based on information currently available to KemPharm and its current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans. Risks concerning KemPharm's business are described in detail in the "Risk Factors" section of KemPharm's Annual Report on Form 10-K for the year ended December 31, 2019, KemPharm's Quarterly Report for the quarter ended September 30, 2020, and KemPharm's other filings with the Securities and Exchange Commission. KemPharm is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation also may contain estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Q4/YE 2020 Results Call Participants

- **Travis Mickle, Ph.D.** – President & Chief Executive Officer
- **R. LaDuane Clifton, CPA** – Chief Financial Officer, Secretary & Treasurer

KemPharm: Q4/YE 2020 and Recent Highlights

AZSTARYS™ (KP415)

- FDA has approved AZSTARYS NDA
- Eligible to receive up to $468 million for regulatory and sales milestone payments
- Tiered royalties as percentage of U.S. net sales
- Corium expected to launch in H2 2021

Improved Financial Position

- Multi-phase financial restructure process completed
- KMPH stock re-listed on Nasdaq effective Jan 8, 2021
- Since Jan 2021, raised gross proceeds of approximately $94 million
- Debt repaid in full on Feb 8, 2021

Partnership Updates

- Consultation services agreement with Corium for projects other than KP415 with revenue through Mar 2022
- Collaboration between KVK-Tech and Sure Med Compliance for APADAZ® pilot program in Alabama launched Dec 1

Beyond KP415

- Expanded services agreement with Corium adds additional revenue
- KP879 IND cleared by FDA; initiation of clinical trial program expected by mid-2021
- KVK-Tech/Sure Med collaboration for APADAZ, Perspectives in Care program gaining traction

AZSTARYS™ Approval

✓ **Announced FDA Approval of AZSTARYS (serdexmethylphenidate and dexmethylphenidate capsules, for oral use, CII) A New Once-Daily Treatment for ADHD**

- Consists of serdexmethylphenidate (SDX), KemPharm's prodrug of d-methylphenidate (d-MPH), co-formulated with immediate-release d-MPH
- Corium expects to make AZSTARYS commercially available in the U.S. as early as the second half of 2021

✓ **AZSTARYS NDA Approval is a Significant Milestone for KemPharm**

- Demonstrates value potential of SDX and KemPharm's groundbreaking LAT® platform
- Eligible to receive up to $468 million in regulatory and sales milestone payments, and tiered royalty payments per our License Agreement with an affiliate of GPC

Partnership with Gurnet Point Capital and Corium, Inc.

- Worldwide license with an affiliate of Gurnet Point Capital (GPC) announced Sept 2019
  - Corium, a GPC portfolio company, is leading all commercialization activities
- License agreement includes a total of up to $483 million in upfront and milestone payments for KP415, as well as tiered royalties on net sales
  - Received $10 million at signing, $5 million at KP415 NDA acceptance
  - Now eligible for up to $468 million in regulatory and sales milestone payments related to AZSTARYS™
- Corium is led by Perry Sternberg, President and CEO, as well as many other executives with prior experience at Shire
  - Corium finalizing preparations for commercial launch as early as the second half of 2021
  - Manufacturing validation underway

ADHD and ER Methylphenidate Market – 2019

- ~$17.5 billion ADHD market with prescription growth of >4% year-over-year
- The branded portion of the ADHD market was ~$7.4B in 2019 and more than 95% of these branded prescriptions are for extended release
- Methylphenidate (MPH) accounted for approximately 20 million TRx's and $4.9 billion in sales in 2019
- Market research indicates prescribers see the following potential KP415 features as key advantages
  - Duration of action (60%)
  - Lower abuse potential (52%)
  - Early onset of action (43%)
- Market research also indicates that prescribers estimate that MPH is given as the preferred first line of therapy for children under the age of 13 approximately 60% of the time

Market Data Source: Symphony Health, PHAST 2019

Financial Update

Multi-Phase Financial Restructuring Completed

- Series of transactions enabled the restructure of the balance sheet and strengthened our financial position
- Transactions culminated in aggregate gross proceeds of approximately $94 million, enabling KemPharm to:
  - Regain its listing on The Nasdaq Capital Market as of Jan 8, 2021
  - Eliminate all of the Company's debt as of Feb 8, 2021
  - Add a substantial amount of new capital to propel the Company's growth efforts
- KemPharm is now positioned with a solid balance sheet and a significantly extended cash runway that provides greater operating and strategic flexibility

Q4 2020 Financial Results

- Revenue and Net Loss
  - Revenue of $2.4M, primarily comprised of services revenue under the Corium consulting arrangement, compared to Q3 2020 service revenue of $1.9M
  - Net loss of ($4.9M), or ($1.07) per basic and diluted share, compared to net loss of ($6.0M), or ($2.90) per basic share and diluted share for Q4 2019
- Expense
  - Q4 2020 operating loss of ($3.2M), which is a change of $1.2M compared to net operating loss of ($4.4M) in Q4 2019, primarily driven by an increase in revenue of $1.0M and a decrease in operating expenses of $0.2M
  - R&D expenses were $3.1M, a 24% increase compared to Q4 2019
  - G&A expenses were $2.5M, an 84% increase compared to Q4 2019

FY 2020 Financial Results

- Revenue and Net Loss
  - Revenue of $13.3M, primarily comprised of services revenue under the Corium and other consulting arrangements as well as regulatory milestone revenue of $5.0M, compared to FY 2019 revenue of $12.8M
  - Net loss of ($12.8M), or ($3.21) per basic and diluted share, compared to net loss of ($24.5M), or ($13.23) per basic share and diluted share for FY 2019
- Expense
  - FY 2020 operating loss of ($5.6M), which is a change of $14.7M compared to net operating loss of ($20.3M) in FY 2019, primarily driven by an increase in revenue of $0.4M and a decrease in operating expenses of $14.3M
  - R&D expenses were $8.8M, a 429% reduction compared to FY 2019
  - G&A expenses were $7.9M, a 210% reduction compared to FY 2019

Q4 2020 Balance Sheet Update

- As of Dec 31, 2020, total cash[1] was $4.3M, a decrease of $1.1M compared to Sep 30, 2020; forecasted cash burn rate of ~$1M/quarter
  - Based on existing resources, after taking into account balance sheet restructuring in Jan / Feb 2021 cash runway expected to fund operations at least through 2023
- Total debt, net, of $67.7M at Dec 31, 2020, **has been fully extinguished**:
  - Paid $30.3M out of cash proceeds received in Jan 2021 offering
  - Converted $31.5M of principal and interest into preferred stock in Jan 2021
  - Paid $8.0M of principal, interest and prepayment fee paid in Feb 2021
- As of Mar 10, 2021:
  - Total cash of $77.6 million
  - 28,376,321 common shares outstanding
  - 38,605,700 fully diluted shares outstanding, which includes 9,645,193 of shares issuable upon exercise of warrants
  - No preferred stock outstanding

1 - Includes cash, cash equivalents and restricted cash.

KemPharm: Q4/YE 2020 and Recent Highlights

AZSTARYS™ (KP415) - FDA has approved AZSTARYS NDA - Eligible to receive up to $468 million for regulatory and sales milestone payments - Tiered royalties as percentage of U.S. net sales - Corium expected to launch in H2 2021	**Improved Financial Position** - Multi-phase financial restructure process completed - KMPH stock re-listed on Nasdaq effective Jan 8, 2021 - Since Jan 2021, raised gross proceeds of approx. $94 million - Debt repaid in full on Feb 8, 2021
Partnership Updates - Consultation services agreement with Corium for projects other than KP415 with revenue through Mar 2022 - Announced collaboration between KVK-Tech and Sure Med Compliance for APADAZ® pilot program in Alabama, launched Dec 1	**Beyond KP415** - Expanded services agreement with Corium adds additional revenue - KP879 IND cleared by FDA; initiation of clinical trial program expected by mid-2021 - KVK-Tech/Sure Med collaboration for APADAZ, Perspectives in Care program gaining traction

KemPharm

Fourth Quarter and Year End 2020 Results

March 10, 2021